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            REGISTRATION RIGHTS AGREEMENT, dated as of September 1,
            1999, of KEY COMPONENTS, LLC, a Delaware limited liability company ("KCLLC"), KEY COMPONENTS, INC., a New York corporation, the sole existing member of KCLLC (the "Company"), SGC PARTNERS II LLC, a Delaware limited liability company ("SG") and Keyhold, Inc., a Delaware corporation and a wholly owned subsidiary of SG (the "Investor").
            ----------------------------------------------------------

                                  INTRODUCTION

            The Company, KCLLC, SG and the Investor are entering into a Share Purchase Agreement, dated as of August 12, 1999 (the "Purchase Agreement"), pursuant to which, among other things, KCLLC is issuing, and the Investor is acquiring, certain shares of KCLLC (the "Shares").

            Simultaneously with the execution and delivery of this Agreement, the parties are entering into a Shareholders Agreement, dated the date hereof (the "Shareholders Agreement") pursuant to which SG and the Investor have rights, among other rights, to exchange the issued and outstanding capital stock of Sub (the "SG Shares") into equity securities of a member of the Company Group that conducts an initial public offering of equity securities the ("IPO Vehicle"). "Company Group" means KCI, the Company and each of the Subsidiaries of the Company as of the date hereof and any other Subsidiaries or parent holding companies created or acquired after the date hereof.

            The execution and delivery of this Agreement and the Shareholders Agreement by the Company and KCLLC is a condition precedent to the obligations of SG and the Investor under the Share Purchase Agreement.

            Certain terms are defined in Section 15 of this Agreement.

            In consideration of the foregoing, the covenants and obligations set forth below, the parties agree as follows:

            1. IPO Vehicle. The parties acknowledge and agree that the IPO Vehicle may be an entity other than KCLLC or the Company. Each of the Company and KCLLC covenant and agree that prior to the consummation of any initial public offering of the equity securities of the IPO Vehicle, the Company and KCLLC shall assign to the IPO Vehicle, and cause the IPO Vehicle to assume, all of the obligations of the Company and KCLLC hereunder. In the event of such assignment and assumption, all references herein to the Company or KCLLC shall be deemed to be references to the IPO Vehicle, except where such construction would be manifestly in error.
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            2. Registration on Request.

            (a) Request. Subject to the conditions herein set forth, at any time after (1) the six-month anniversary of the effective date of the Company's registration statement for an Initial Public Offering of equity securities of the IPO Vehicle with gross proceeds to the IPO Vehicle of not less than $50,000,000 or (2) any date subsequent to an underwritten Initial Public Offering of equity securities of the IPO Vehicle and any subsequent offerings of equity securities of the IPO Vehicle on which the Public Float with respect to such equity securities of the IPO Vehicle is $75,000,000 or more, a Holder or Holders (as defined in Section 15(b)) may require upon written notice to the Company, the Company to effect the registration under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act") of all or part of the Registrable Securities (as defined in
Section 15(b)) then held by such requesting Holder or Holders; provided that such Registrable Securities have a value, based upon the closing price of the IPO Vehicle's Equity Securities on the day preceding the date of request, of at least $5,000,000. The Company promptly will give written notice of such requested registration to all other Holders of Registrable Securities who may join pro rata in such registration, and thereupon use its reasonable best efforts to effect, on the earliest possible date, the registration under the Securities Act for public sale (in accordance with the method of disposition specified in the notice from the requesting Holders), of the Registrable Securities that the Company has been requested to register by such requesting Holders.

            (b) Limitations. Notwithstanding anything in this Section 2(a) to the contrary, in no event shall the Company be required:

                  (i) to effect a registration pursuant to Section 2(a) within 60 days after the effective date of a registration statement (a "Registration Statement") filed by the Company with the Securities and Exchange Commission (the "Commission") for a public offering and sale of equity securities of the Company (other than a registration of securities (A) pursuant to a Registration Statement on Form S-8 or Form S-4, any Registration Statement covering only securities proposed to be issued in exchange for securities or assets of another corporation or any Registration Statement relating solely to employee stock option, stock purchase, benefit or similar plans (a "Special Registration Statement") or (B) effected pursuant to a Registration Statement on Form S-3); provided that the Company shall use its best efforts to achieve effectiveness of a registration requested hereunder promptly following such 60 day period if such request is made during such 60 day period; and

                  (ii) to effect, in the aggregate, more than two registrations pursuant to this Section 2;

            (c) Effective Registration Statement. A registration requested pursuant to this Section 2 shall not be deemed to have been effected, and shall not be deemed a requested registration for purposes of Section 2, (i) unless a Registration Statement covering at least 90% of the Registrable Securities specified in the notices from the requesting Holders (and not subsequently withdrawn from registration by the requesting Holders) has become effective and


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remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement for the requisite time period as set forth in this Agreement, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Holders, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Holders; provided, however, that if in the good faith judgment of the managing underwriter of any underwritten offering, the inclusion of 90% of the Registrable Securities specified in the notices from the requesting Holder would adversely affect the successful marketing of the proposed offering, then (i) the Holders may elect to proceed with such registration of such reduced number of Registrable Securities in which case, subject to the conditions set forth above, such registration shall be deemed a requested registration for the purpose of Section 2 or (ii) the Holders may elect to withdraw such registration, in which case, unless the Holders elect to reimburse the Company for 100% of the expenses incurred in connection with such registration, such registration shall also be deemed a requested registration for the purpose of
Section 2.

            (d) Priority in Requested Registration. The Company shall have the right to include in any Registration Statement initiated by the Holders pursuant to this Section 2, for sale in accordance with the method of disposition specified by the requesting Holders, securities to be sold by the Company for its own account and registrable securities to be sold by any other stockholder ("Other Holders"). If, in the good-faith judgment of the managing underwriter of any underwritten offering, if any, the inclusion of all of the Registrable Securities requested for inclusion pursuant to Section 2(a) would adversely affect the successful marketing of the proposed offering or a reduction in the number of shares of equity securities of the IPO Vehicle to be sold is otherwise advisable, then the number of shares of equity securities of the IPO Vehicle to be included in the offering shall be reduced to the required level as follows:
(i) in the first such requested registration, on a pro rata basis, securities to be sold by the Holders, the Company and the Other Holders, based on the total number of shares of securities owned by such Persons; and (ii) in the second requested registration, first, by excluding securities to be sold by the Company for its own account, second, by reducing the participation of Other Holders of securities in such offering pro rata among such Other Holders of securities in such offerings based upon the total number of securities owned by such Other Holders, and third, by reducing the participation of the Holders in such offering pro rata among such Holders, based upon the total number of shares of Registrable Securities owned by such Holders. Except for Special Registration Statements, the Company shall not cause any other Registration Statement with respect to its securities for its own account to become effective less than 120 days after the effective date of any registration requested pursuant to this
Section 2.

            (e) Selection of Underwriters. The underwriter or underwriters of each underwritten offering of the Registrable Securities so to be registered shall be selected by the Company and shall be reasonably acceptable to the Selling Holders of more than 50% of each class of securities to be included in such registration.


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            (f) Registration on Form S-3. Following an Initial Public Offering,
the Company shall use its best efforts to become eligible to use the Registration Statement on Form S-3 for public offerings of its capital stock.

            3. Incidental Registration.

            (a) Right to Include Registrable Securities. If at any time after an Initial Public Offering the Company proposes to register any shares of capital stock under the Securities Act, whether or not for sale of its own account, on a form and in the manner that would permit registration of Registrable Securities for the sale to the public under the Securities Act (other than in connection with Special Registration Statements), the Company shall give written notice to all Holders of its intention to do so. Upon the written request of a Holder given within 20 days after the giving of any such notice by the Company, the Company shall use its reasonable best efforts to cause to be included in such Registration Statement all of the Registrable Securities requested by Holders; provided that if any Person other than the Company offers any Equity securities of the IPO Vehicle for sale in connection with an Initial Public Offering, then the Holders shall have the right to offer a pro rata portion of the Registrable Securities for sale based on the number of shares of equity securities of the IPO Vehicle owned by all shareholders of the Company immediately prior to the Initial Public Offering. If the Registration Statement is to cover, in whole or in part, any underwritten distribution, the Company shall use its reasonable best efforts to cause the Registrable Securities requested for inclusion pursuant to this Section to be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

            (b) Priority in Incidental Registrations. If, in the good-faith judgment of the managing underwriter of any underwritten offering, if any, the inclusion of all of the Registrable Securities requested for inclusion pursuant to Section 3(a) would adversely affect the successful marketing of the proposed offering or a reduction in the number of shares of Equity Securities of the IPO Vehicle to be sold is otherwise advisable, then the number of shares of Equity Securities of the IPO Vehicle to be included in the offering shall be reduced to the required level as follows: (i) no reduction shall be made in the number of securities to be registered for the account of the Company; and (ii) each Holder and Other Holder shall be reduced pro rata based on the total number of shares of Registrable Securities owned by such Persons.

            4. Registration Procedures. If and whenever the Company is required by the provisions of Sections 2 or 3 to effect the registration of Registrable Securities under the Securities Act, the Company shall, at its expense, as expeditiously as possible:

                  (i) use best efforts to prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective; provided that the Company may discontinue any registration of its securities which is being effected pursuant to Section 3 at any time prior to the effective date of the Registration Statement;

                  (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period not in excess of 120 days (except with respect to any Registration Statement filed pursuant to Rule 415 under the Securities Act if the Company is eligible to file a Registration Statement on Form S-3, in which case the Company shall use its best efforts to keep such Registration Statement effective and updated until such time as all of the Registrable Securities covered by such Registration Statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers set forth in such Registration Statement) and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement; provided that before filing a Registration Statement or prospectus, or any amendments or supplements thereto, the Company will furnish to one counsel selected by the Holders of a majority of the Registrable Securities covered by such Registration Statement to represent all Holders of Registrable Securities covered by such Registration Statement, copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

                  (iii) furnish to each seller of such Registrable Securities such number of copies of such Registration Statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and summary prospectus), and any other prospectus filed under Rule 424 under the Securities Act in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request;

                  (iv) use its best efforts to register or qualify such Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required (a) to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (iv), it would not be obligated to be so qualified or (b) to consent to general service or process in any such jurisdiction;

                  (v) use its best efforts to cause such Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;


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

                  (vi) cause senior representatives of the Company to participate in any "road show" or "road shows" reasonably requested by any underwriter of an underwritten or "best efforts" offering of any Registrable Securities;

                  (vii) notify each seller of any such Registrable Securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the sellers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable (but not more than 18 months) after the effective date of the Registration Statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

                  (ix) use its best efforts to list such Registrable Securities on any securities exchange on which capital stock of the same class is then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Registrable Securities covered by such Registration Statement not later than the effective date of such Registration Statement;

                  (x) enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as sellers of a majority of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                  (xi) obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the seller or sellers of a majority of such Registrable Securities shall reasonably request;

                  (xii) obtain an opinion of counsel for the Company in customary form and covering matters of the type customarily covered in opinions of issuer's counsel as the Sellers shall reasonably request; and

                  (xiii) make available for inspection by any seller of such Registrable Securities covered by such Registration Statement, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney,


                                       6
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accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement.

            5. Expenses. With respect to each registration effected pursuant to Sections 2 or 3, all Registration Expenses (defined below) in connection with such registration and the public offering in connection therewith shall be borne by the Company; provided that security holders participating in any such registration shall bear their pro rata share of the underwriting discounts and selling commissions (on the basis of the number of Registrable Securities of each such person included and sold in such registration). "Registration Expenses" means any and all expenses incident to performance of or compliance with this Agreement, including, without limitation, (i) all registration and filing fees of the Commission, a stock exchange or the National Association of Securities Dealers, Inc., (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities) unless paid by the underwriters, (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange pursuant to
Section 4(ix), (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (vi) the reasonable fees and disbursements of one counsel selected by the Holders of a majority of the Registrable Securities being registered to represent all Holders of the Registrable Securities being registered in connection with each such registration, (vii) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including fees and disbursements of counsel for the underwriters, but excluding underwriting discounts and commissions, (viii) liability insurance if the Company so desires or if the underwriters so require, and (ix) the reasonable fees and expenses of any special experts retained by the Company in connection with the requested registration.

            6. Indemnification and Contribution.

            (a) Indemnification by the Company. In the event of a registration of any shares of Registrable Securities pursuant to Section 2 or 3, the Company, to the extent permitted by law, will indemnify and hold harmless each Holder of such shares of Registrable Securities included in a Registration Statement pursuant to the provisions of this Agreement and any underwriter (as defined in the Securities Act) of such Registrable Securities and each other person, if any, who controls such Holder or such underwriter within the meaning of the Securities Act, and their respective directors, officers, partners, members, agents and affiliates (the "Holders' Affiliates") , and each of their successors from and against, and will reimburse such Holder and each such underwriter, controlling person and Holders' Affiliate with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses to which such Holder, underwriter, controlling person or Holders' Affiliate may become subject under the Securities Act or otherwise, including, without limitation, the reasonable fees and expenses of


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legal counsel (including those incurred in connection with any claim for indemnity hereunder) insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses (or actions, or proceedings, whether commenced or threatened in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement under which securities were registered under the Securities Act, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration; provided that the Company will not be liable in any case to the extent, but only to the extent, that any such claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or omission so made in reliance upon and in strict conformity with information furnished in writing by such Holder or such underwriter specifically for use in the preparation thereof and provided, further, that the Company shall not be liable to any person who participates as a underwriter in the offering or sale of Registrable Securities or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, action, demand, loss, damage, liability, cost or expense arises out of such person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended and furnished to such person for distribution in accordance with the terms of this Agreement, to the person asserting an untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus which was furnished to such person for distribution in accordance with the terms of this Agreement. It is agreed that this indemnity shall not apply to amounts paid in settlement of any such claim, action, demand, loss, damage, liability, cost or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld). This indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder, underwriter, controlling person or Holders' Affiliate and shall survive the transfer of such securities by such Holder.

            (b) Indemnification by the Holders. Each Holder of shares of Registrable Securities, severally and not jointly, which shares are included in a registration pursuant to the provisions of this Agreement, to the extent permitted by law, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the Registration Statement including such Registrable Securities, each director of the Company, each underwriter and any person who controls the underwriter and each of their successors from and against, and will reimburse the Company and such officer, director, underwriter or controlling person with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs or expenses to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any


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amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading; provided that such Holder will be liable in any such case to the extent, but only to the extent, that any such claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or omission made in reliance upon and in strict conformity with written information furnished by such Holder specifically for use in the preparation thereof. The liability of each Holder under this Section shall be limited to the proportion of any such claim, action, demand, loss, damage, liability, cost or expense which is equal to the proportion that the public offering price of the shares of Registrable Securities sold by such Holder under such Registration Statement bears to the total offering price of all securities sold thereunder, but not, in any event, to exceed the proceeds received by such Holder from the sale of shares of Registrable Securities covered by the Registration Statement. It is agreed that this indemnity shall not apply to amounts paid in settlement of any such claim, action, demand, loss, damage, liability, cost or expense if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld). This indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder, underwriter or any such director, officer, partner, member, agent or controlling person and shall survive the transfer of such securities by such Holder.

            (c) Notices of Claims, etc. Promptly after receipt by a party to be indemnified pursuant to the provisions of this Section 6(a) or (b) (an "indemnified party") of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of this Section 6(a) or (b), notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this Section and shall not relieve the indemnifying party from liability under this Section unless such indemnifying party is prejudiced by such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after the notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of this Section 6(a) and (b) for any legal expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded on advice of counsel that there may be reasonable defenses available to it that are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of not more than one such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party and no indemnifying party may unreasonably withhold its consent to any such settlement. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

            (d) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, any underwriter or controlling person of any such Holder or underwriter, or any Holders' Affiliate, makes a claim for indemnification pursuant to this Section but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such Holder, underwriter, controlling person or Holders' Affiliate in circumstances for which indemnification is provided under this Section 6, then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Holder of Registrable Securities on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder of Registrable Securities on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Holder of Registrable Securities on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that, in any such case, (A) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation and (B) no such Holder will be required to contribute any amount in excess of the proceeds received by such Holder from the sales of Registrable Securities covered by the Registration Statement.

            (e) Other Indemnification. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

            7. Reporting Requirements Under Securities Exchange Act of 1934.


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

            (a) Exchange Act Reporting. When it is first legally required to do so, the Company shall register its capital stock under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and shall keep effective such registrations and shall timely file such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act. From and after the effective date of the first Registration Statement filed by the Company, the Company shall (whether or not it shall then be required to do so) timely file such information, documents and reports as the Commission may require or prescribe under Section 13 or 15(d)(whichever is applicable) of the Exchange Act.

            (b) Furnishing Information to Holders. Immediately upon becoming subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, the Company shall forthwith upon request furnish any Holder of Registrable Securities (a) a written statement by the Company that it has complied with such reporting requirements, (b) a copy of the most recent annual or quarterly report of the Company, and (c) such other reports and documents filed by the Company with the Commission as such Holder may reasonably request in availing itself of an exemption for the sale of Registrable Securities without registration under the Securities Act.

            (c) Rule 144 and Form S-3. The Company acknowledges and agrees that the purposes of the requirements contained in this Section 7 are (i) to enable any such Holder to comply with the current public information requirement contained in paragraph (c) of Rule 144 under the Securities Act should such Holder ever wish to dispose of any of the securities of the Company acquired by it without registration under the Securities Act in reliance upon Rule 144 (or any other similar or successor exemptive provision), and (ii) to qualify the Company for the use of Registration Statements on Form S-3. In addition, the Company shall take such other measures and file such other information, documents and reports as shall hereafter be required by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar or successor exemptive provision hereafter in effect) and the use of Form S-3. The Company also covenants to use its reasonable best efforts, to the extent that it is reasonably within its power to do so, to qualify for the use of Form S-3. From and after the effective date of the first Registration Statement filed by the Company, the Company agrees to use its reasonable best efforts to facilitate and expedite transfers of Registrable Securities by Holders pursuant to Rule 144 under the Securities Act (or any similar or successor exemptive provision hereafter in effect), which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Securities.

            8. Other Registration Rights.

            (a) The Company may grant to subsequent investors in the Company rights of incidental registration (such as those rights provided in Section 3); provided, that such rights are consistent with the limitations set forth in
Section 3.

            (b) If the Company at any time grants to any other holders of equity securities of the IPO Vehicle any rights more favorable to such holders than the terms set forth in this

Agreement, the terms of this Agreement shall be deemed amended or supplemented to the extent necessary to provide the Holders such more favorable rights and benefits.

            9. Blackout Periods. Notwithstanding any other provision in this Agreement to the contrary, the Company's obligation to file a Registration Statement, or cause such Registration Statement to become and remain effective, shall be suspended for not more than one period not to exceed an aggregate of 90 days in any 12-month period if the Company shall furnish to Holders a certificate signed by the president of the Company stating that in reasonable judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders for such registration to be effected at such time due to pending Company events.

            10. Stockholder Information. The Company may require each Holder of Registrable Securities as to which any registration is to be effected pursuant to this Agreement to, and as a condition to the obligations of the Company hereunder, such Holder shall, furnish the Company in a timely manner such information with respect to such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

            11. Calculation of Percentage Interests in Registrable Securities. For purposes of this Agreement, all references to a percentage of the Registrable Securities shall be calculated based upon the number of shares of Registrable Securities outstanding at the time such calculation is made.

            12. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement. Without limiting the generality of the foregoing, the Company will not hereafter enter into any agreement with respect to its securities that grants, or modify any existing agreement with respect to its securities to grant, to the holder of its securities in connection with an incidental registration of such securities higher priority to the rights granted to the Investors under Section 2(e).

            13. Certain Distributions. The Company shall not at any time make a distribution on or with respect to the equity securities of the IPO Vehicle (including any such distribution made in connection with a consolidation or merger in which the Company is the resulting or surviving corporation and such Registrable Securities are not changed or exchanged) of securities of another issuer if Holders of Registrable Securities are entitled to receive such securities in such distribution as Holders of Registrable Securities and any of the securities so distributed are registered under the Securities Act, unless the securities to be distributed to the Holders of Registrable Securities are also registered under the Securities Act.

            14. Specific Enforcement. All of the parties acknowledge that the parties will be irreparably damaged in the event that this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants or conditions of this Agreement by any of the parties hereto, the other parties shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, or a decree for specific performance, in accordance with the provisions of this Agreement.

            15. Descriptive Headings; Definitions; Certain Interpretations. (a) Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

            (b) As used in this Agreement, the following terms shall have the following respective meanings:

            "Affiliate" means, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.

            "Holder" means (a) the Investor and (b) any other person to which the rights of registration under this Agreement have been transferred or assigned by the Investors or their transferees.

            "Initial Public Offering" means the initial public offering of shares of common stock pursuant to a registration under The Securities Act.

            "MCM Parties" means John S. Dyson, Clay B. Lifflander, Alan L. Rivera, David H. Bova, George M. Scherer, Robert B. Kay, each of the members of such Person's Shareholder Group, and, with respect to such executives of MCM who are not Shareholders of the Company, related parties and Affiliates.

            "Public Float" means the product of (x) the market price (based on the average closing price for any fifteen trading days within any thirty trading day period as reported on a national securities exchange) of the publicly traded equity securities of the IPO Vehicle and (y) the aggregate number of shares of equity securities of the IPO Vehicle beneficially owned by Persons other than the Investor and its Affiliates and Affiliates of the Company Group (including the MCM Parties).

            "Registrable Securities" means shares of equity securities of the IPO Vehicle beneficially owned by SG or any Affiliate, and any shares of equity securities of the IPO Vehicle issued in respect of such shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger or consolidation or reorganization; provided that any such shares shall cease to be Registrable Securities when such securities have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

            "SEC" means the Securities and Exchange Commission or any successor commission or agency having similar powers.

            "Shareholder Group" means with respect to a particular Person (i) such Person, and to the extent applicable, each of the following: (ii) the spouse, ancestors, siblings and lineal descendants of such Person, (iii) a trust for the benefit of any of the foregoing, (iv) any corporation (other than the Company), limited liability company or partnership controlled by such Person, members of such Person's immediate family and lineal descendants or trusts for the benefit of any of the foregoing, (v) the general partners, members and principals of such Person and their respective Affiliates, (vi) upon the death, dissolution or liquidation of such Person, such Person's estate, executors, administrators and personal representatives, and heirs, legatees and distributees, and (vii) with respect to the MCM Parties, each other MCM Party.

            "Subsidiary" of any Person means a corporation, company or other entity (i) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50% of whose ownership interest representing the right to make decisions for such other entity is, now or hereafter owned or controlled, directly or indirectly, by such Person, but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

            (c) Except as otherwise expressly provided in this Agreement, the following rules of interpretation apply to this Agreement: (i) the singular includes the plural and the plural includes the singular; (ii) "or" or "any" are not exclusive and "include" and "including" are not limiting; (iii) a reference to any agreement or other contract includes permitted supplements and amendments; (iv) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; (v) a reference to a person includes its permitted successors and assigns; (vi) a reference to generally accepted accounting principles refers to United States generally accepted accounting principles; and (vii) a reference in this Agreement to an Section or Schedule is to the Section or Schedule of this Agreement. All references to the Company herein shall mean the Company or the IPO Vehicle, as appropriate.

            16. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service or sent by telex, graphic scanning or other telegraphic communications equipment of the sending party, as follows:

            (a) if to the Investor,

                SGC Partners II LLC
                c/o SG Capital Partners LLC
                15th Floor
                1221 Avenue of the Americas
                   New York, NY  10020
                Attention: Christopher M. Neenan
                Telecopier:  (212) 278-5454
            with a copy to:

                Howard, Smith & Levin LLP
                1330 Avenue of the Americas
                New York, NY 10019
                Attention: Scott F. Smith, Esq.
                Telecopier:  (212) 841-1010

            (b) if to the Company,

                Key Components, Inc.
                200 White Plains Road
                4th Floor
                Tarrytown, NY 10591
                Attention:  Alan L. Rivera
                Telecopier:  (914) 332-1441

            with a copy to:

                Rubin Baum Levin Constant & Friedman
                30 Rockefeller Plaza
                New York, New York 10112
                Attention:  Michael J. Emont
                Telecopier: 212-698-7825

All notices and other communications given to either party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telex, graphic scanning or other telegraphic communications equipment of the sender, in each case delivered or sent (properly addressed) to such party as provided in this Section 17 or in accordance with the latest unrevised direction from such party given in accordance with this Section 17.

            17. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

            18. Benefits of Agreement. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement is for the sole benefit of the parties hereto and not for the benefit of any third party.

            19. Enforceability. It is the desire and intent of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made.

            20. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            21. CONSENT TO JURISDICTION. EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF (i) THE SUPREME COURT OF THE STATE OF NEW YORK, NEW YORK COUNTY AND (ii) THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. EACH PARTY FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENTS BY UNITED STATES REGISTERED MAIL TO SUCH PARTY'S RESPECTIVE ADDRESS FOR NOTICES SET FORTH IN SECTION 10.13 SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING IN NEW YORK WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS SECTION 22. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN (a) THE SUPREME COURT OF THE STATE OF NEW YORK, NEW YORK COUNTY AND
(b) THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            22. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. The rights and obligations of the Company and KCLLC hereunder shall be binding on and inure to the benefit of the IPO Vehicle, if the IPO Vehicle is not the Company or any successor entity. The Investors' rights hereunder are assignable only to an assignee or transferee of all or a portion of the shares of Registrable Securities held by the Investors to the extent of such assignment or transfer, provided, the Investor gives the Company prior written notice thereof, and, provided further that such right shall not be assigned or transferred if the share of shares of Registrable Securities are sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Holder of any Registrable Securities, subject to the provisions contained herein. In no event shall Investor transfer any rights under this Agreement without a corresponding transfer of all or a portion of the Registrable Securities.

            23. Underwriting Agreement. In connection with each registration pursuant to Sections 2 or 3 covering an underwritten public offering, the Company and each selling Holder agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature; provided, however, that no selling Holder shall be required to make any representations, warranties or covenants relating to the Company and that the Company shall make such representations, warranties and covenants.

            24. Aircraft Carrier Release. The parties agree that if Release No. 33-7606A, or a similar release, is adopted by the SEC, the parties shall make amendments to this Agreement necessary to preserve the intent of this Agreement. All references to SEC forms in this Agreement include successor forms thereto.

            25. Entire Agreement. This Agreement, the Purchase Agreement and the Shareholder Agreement contain the entire agreement and understanding between the parties hereto with respect to matter covered hereby and supersede all prior agreements and understandings, written or oral, among the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.


                                        KEY COMPONENTS, INC.

                                       By: /s/ Alan Rivera
                                          --------------------------------------
                                          Name:
                                          Title:


                                        KEY COMPONENTS, LLC

                                       By: /s/ Alan Rivera
                                          --------------------------------------
                                          Name:
                                          Title:


                                        SGC PARTNERS II, LLC

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                        KEYHOLD, INC.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.


                                        KEY COMPONENTS, INC.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                        KEY COMPONENTS, LLC

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                        SGC PARTNERS II, LLC

                                       By: /s/ [ILLEGIBLE]
                                          --------------------------------------
                                          Name:
                                          Title:


                                        KEYHOLD, INC.

                                       By: /s/ [ILLEGIBLE]
                                          --------------------------------------
                                          Name:
                                          Title: